PRUDENTIAL STOCK INDEX FUND



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PROSPECTUS DATED OCTOBER 30, 1996

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Prudential Stock Index Fund (the Fund) is a series of Prudential Dryden Fund
(formerly The Prudential Institutional Fund) (the Company), a diversified, open-end, management investment company. The Fund's investment objective is to seek to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, NJ 07102-4077, and its telephone number is (800) 225-1852.

THE FUND RESERVES THE RIGHT TO BORROW MONEY FOR TEMPORARY, EXTRAORDINARY OR EMERGENCY PURPOSES OR FOR THE CLEARANCE OF TRANSACTIONS AND IN ORDER TO TAKE ADVANTAGE OF INVESTMENT OPPORTUNITIES, WHICH MAY BE CONSIDERED SPECULATIVE DUE TO THE INCREASED COSTS AND EXPENSES INVOLVED.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated October 30, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.



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Investors are advised to read this Prospectus and retain it for future reference.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                 FUND HIGHLIGHTS
--------------------------------------------------------------------------------

     The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

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WHAT IS PRUDENTIAL STOCK INDEX FUND?

     Prudential Stock Index Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Company is a diversified, open-end, management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?



     The Fund's investment objective is to seek to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.

RISK FACTORS AND SPECIAL CHARACTERISTICS

     The Fund's performance will not precisely correspond to the performance of the S&P 500 Index. The Fund will attempt to achieve a correlation between its performance and that of the S&P 500 Index of at least 0.95, without taking into account expenses. Potential tracking differences, brokerage and other transaction costs and other Fund expenses may cause the Fund's return to be lower then the return of the S&P 500 Index. See "How the Fund Invests--Investment Objective and Policies" at page 6.

     The Fund may engage in various hedging and return enhancement strategies and invest in derivative securities. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 11.

WHO MANAGES THE FUND?

     Prudential Mutual Fund Management LLC (PMF or the Manager) is the manager of the Company and is compensated for its services at an annual rate of .30 of 1% of average daily net assets of the Fund. As of September 30, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 12 and "How the Fund is Managed--Subadviser" at page 12.

WHO DISTRIBUTES THE FUND'S SHARES?

     Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's shares. Prudential Securities incurs the expense of distributing the Fund's shares under a Distribution Agreement with the Company, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 12.
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                                       2

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WHAT IS THE MINIMUM INVESTMENT?

     There is no minimum initial or subsequent investment requirement for investors who qualify to purchase shares. See "Shareholder Guide--How to Buy Shares of the Fund" at page 17 and "Shareholder Guide--Shareholder Services" at page 20.

HOW DO I PURCHASE SHARES?

     You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. Shares of the Fund are offered to (i) investors who purchase $1 million or more of shares of the Fund (or who already own $1 million of shares of other PMF Funds); (ii) participants in any fee--based program sponsored by Prudential Securities (or one of its affiliates) which includes mutual funds as investment options and for which the Fund is an available option and (iii) investors who were, or who executed a letter of intent to become, shareholders of any series of the Company on or before one or more series of the Company reorganized or who on that date had investments in certain products for which the Company provided exchangeability. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about purchasing shares of the Fund. See "How The Fund Values its Shares" at page 14 and "Shareholder Guide--How to Buy Shares of the Fund" at page 17.

WHAT ARE MY PURCHASE ALTERNATIVES?

     The Fund offers one class of shares, sold without an initial or contingent deferred sales charge to a limited group of investors. Shares of the Fund are not subject to any ongoing service or distribution-related expenses.

HOW DO I SELL MY SHARES?

     You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their shares. See "Shareholder Guide--How to Sell Your Shares" at page 19.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

     The Fund expects to pay dividends of net investment income, if any, and distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 15.
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                                       3

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                                  FUND EXPENSES
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
------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price) ..........    None
  Maximum Deferred Sales Load ..........................................................    None
  Maximum Sales Load Imposed on Reinvested Dividends ...................................    None
  Redemption Fees ......................................................................    None
  Exchange Fee .........................................................................    None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees ......................................................................    .30%
  12b-1 Fees ...........................................................................    None
  Other Expenses .......................................................................    .28%
                                                                                            ---
  Total Fund Operating Expenses ........................................................    .58%
                                                                                            ===


                                                                             1      3       5     10
EXAMPLE                                                                    Year   Years   Years  Years
                                                                           ----   -----   -----  -----
You would pay the following expenses on a $1,000 investment, assuming       $6     $19     $32    $73
 (1) 5% annual return and (2) redemption at the end of each time period:



     The above example is based on restated data for the Fund's fiscal year ended September 30, 1996 which would be expected to have been incurred if the Fund operated in accordance with the new fee and operating expense arrangements which will go into effect subsequent to October 30, 1996. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

     The purpose of this table is to assist investors in understanding the various types of costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes estimated operating expenses of the Fund, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
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                                       4

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                              FINANCIAL HIGHLIGHTS
       (for a share outstanding throughout each of the indicated periods)
--------------------------------------------------------------------------------

     The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services -- Reports to Shareholders."



-----------------------------------------------------------------------------------------------------------
                                                                                                November 5,
                                                            Six Months        Year Ended          1992(a)
                                                               Ended         September 30,        Through
                                                             March 31,     ----------------      September
                                                               1996         1995       1994        30,1993
                                                            ----------     ------     ------    -----------
PER SHARE OPERATING PERFORMANCE:                            (unaudited)
Net asset value, beginning of period .....................     $14.22      $11.27      $11.12      $10.00
                                                               ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b) .................................        .12         .23         .26         .23
Net realized and unrealized gain (loss) on investment
 and foreign currency transactions .......................       1.46        2.97         .11         .94
                                                               ------      ------      ------      ------
   Total from investment operations ......................       1.58        3.20         .37        1.17
                                                               ======      ======      ======      ======
LESS DISTRIBUTIONS:
Dividends from net investment income .....................       (.28)       (.22)       (.18)       (.05)
Distributions from net realized income ...................       (.57)       (.03)       (.04)      --
                                                               ------      ------      ------      ------
   Total distributions ...................................       (.85)       (.25)       (.22)       (.05)
Net asset value, end of period ...........................     $14.95      $14.22      $11.27      $11.12
                                                               ======      ======      ======      ======
TOTAL RETURN(d): .........................................      11.44%      29.02%       3.33%      11.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ..........................   $147,085    $101,945     $50,119     $27,142
Average net assets (000) .................................   $121,227    $ 71,711     $38,098     $18,807
Ratios to average net assets(b):
 Expenses ................................................        .60%(c)     .60%        .60%        .60%(c)
 Net investment income ...................................       1.91%(c)    2.55%       2.34%       2.41%(c)
Portfolio turnover rate ..................................          1%         11%          2%          1%
Average commission rate paid per share ...................   $ 0.0250         N/A         N/A         N/A



--------------

(a)  Commencement of investment operations.
(b)  Net of expense subsidy.
(c)  Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and other distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
--------------------------------------------------------------------------------

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                              HOW THE FUND INVESTS
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INVESTMENT OBJECTIVE AND POLICIES


     THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF S&P 500 INDEX. THERE CAN BE NO ASSURANCE THAT THE FUND'S OBJECTIVE WILL BE ACHIEVED. See "Investment Objectives and Policies--Prudential Stock Index Fund" in the Statement of Additional Information.

     The Fund seeks to provide investment results that correspond to the price and yield performance of the S&P 500 Index. The S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by Standard & Poor's Corporation (S&P) on the basis of their market size, liquidity and industry group representation. Inclusion in the S&P 500 Index in no way implies an opinion by S&P as to a stock's attractiveness as an investment. The S&P 500 Index, composed of stocks representing more than 70% of the total market value of all publicly traded U.S. common stocks, is widely regarded as representative of the performance of the U.S. stock market as a whole. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America (Prudential) and its affiliates and subsidiaries. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. See "Investment Objectives and Policies--Stock Index Fund" in the Statement of Additional Information regarding certain additional disclaimers and limitations of liability on behalf of S&P.



     Traditional methods of security analysis will not be used in connection with the management of the Fund by PIC, the investment adviser for the Fund, in making investment decisions. Instead, PIC will use a passive, indexing approach. To achieve its investment objective, the Fund will purchase equity securities that as a group reflect the price and yield performance of the S&P 500 Index. The Fund intends to purchase all 500 stocks included in the S&P 500 Index in approximately the same proportions as they are represented in the S&P 500 Index. In addition, from time to time adjustments may be made in the Fund's holdings due to changes in the composition of the S&P 500 Index or due to receipt of distributions of securities of companies spun off from S&P 500 companies. The Fund will not adopt a temporary defensive investment posture in times of generally declining market conditions, and investors in the Fund therefore will bear the risk of such market conditions.

     PIC believes that this investment approach will provide an effective method of tracking the performance of the S&P 500 Index. Nevertheless, PIC does not expect that the Fund's performance will precisely correspond to the performance of the S&P 500 Index. The Fund will attempt to achieve a correlation between its performance and that of the S&P 500 Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. PIC will, of course, attempt to minimize any tracking differential (i.e., the statistical measure of the difference between the investment results of the Fund and that of the S&P 500 Index). Tracking will be monitored at least on a monthly basis. All tracking maintenance activities will be reviewed regularly to determine whether any changes in policies or techniques are necessary. However, in addition to potential tracking differences, brokerage and other transaction costs, as well as other Fund expenses, may cause the Fund's return to be lower than the return of the S&P 500 Index. Consequently, there can be no assurance as to how closely the Fund's performance will correspond to the performance of the S&P 500 Index.

     The Fund intends that at least 80% of the value of its total assets will be invested in securities included in the S&P 500 Index. The Fund may invest the balance of its assets in: (i) other equity-related securities; (ii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities;
(iii) put and call options on securities and stock indices; and (iv) futures contracts on stock indices and options thereon.

     Options, futures contracts, and options on futures contracts are used, if at all, primarily to invest uncommitted cash balances, to maintain liquidity to meet redemptions, to facilitate tracking, to reduce transaction costs or to hedge the Fund's portfolio.

     In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for incidental return enhancement purposes, the Fund may also
(i) enter into repurchase agreements, when-issued, delayed delivery and forward commitment transactions; and (ii) lend its portfolio securities.


     THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND THEREFORE MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 (THE INVESTMENT COMPANY ACT). INVESTMENT POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF TRUSTEES OF THE COMPANY (TRUSTEES).

     EQUITY-RELATED SECURITIES

     The Fund may invest in equity-related securities. Equity-related securities are common stocks, preferred stocks, rights, warrants and debt securities or preferred stocks which are convertible or exchangeable for common stocks or preferred stocks. See "Investment Objectives and Policies--Investment Policies Applicable to Both Funds--Convertible Securities, Warrants and Rights" in the Statement of Additional Information.

     SECURITIES OF FOREIGN ISSUERS

     The Fund may invest a portion of its assets in equity securities of foreign issuers denominated in U.S. currency.

     The Fund may purchase American Depositary Receipts (ADRs), which are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.

     U.S. GOVERNMENT SECURITIES

     The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. See "Investment Objectives and Policies--Investment Policies Applicable to Both Funds--U.S. Government Securities" in the Statement of Additional Information.

     MONEY MARKET INSTRUMENTS

     The Fund may invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund may invest in money market instruments without limit for temporary defensive and cash management purposes. To the extent the Fund otherwise invests in money market instruments, it is subject to the limitations described above.

OTHER INVESTMENTS AND POLICIES

     BORROWING

     The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets. See "Investment Objectives and Policies--Investment Policies Applicable to Both Funds--Borrowing" in the Statement of Additional Information.

     ILLIQUID SECURITIES

     The Fund may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     REPURCHASE AGREEMENTS

     The Fund will enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund may participate in a joint repurchase account managed by PIC. See "Investment Objectives and Policies--Investment Policies Applicable to Both Funds--Repurchase Agreements" in the Statement of Additional Information.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase or sell securities (including equity securities) on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and/or yield to the Fund at the time of entering into the transaction. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked to market daily having a value equal to or greater than the Fund's purchase commitments. Subject to this requirement, the Fund may purchase securities on such basis without limit. See "Investment Objectives and Policies--Investment Policies Applicable to Both Funds--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.

     SECURITIES LENDING

     The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, the Fund cannot lend more than 30% of the value of its total assets. See "Investment Objectives and Policies--Investments and Policies Applicable to both Funds--Securities Lending" in the Statement of Additional Information. The Fund may pay reasonable administration and custodial fees in connection with a loan.

     SEGREGATED ACCOUNTS. The Fund will establish a segregated account with its Custodian, State Street Bank and Trust Company (State Street), in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions, including forward contracts, when-issued and delayed delivery securities, repurchase agreements, futures contracts, written options and options on futures contracts (unless otherwise covered). The assets deposited in the segregated account will be marked-to-market daily.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

     THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. These strategies currently include the use of derivatives, such as options, futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies" and "Taxes" in the Statement of Additional Information. PIC does not intend to buy all of these instruments or use all of these strategies to the full extent permitted unless it believes that doing so will help the Fund achieve its objective. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

     OPTIONS TRANSACTIONS

     THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON ANY SECURITIES IN WHICH IT MAY INVEST OR OPTIONS ON ANY SECURITIES INDEX BASED ON SECURITIES IN WHICH THE FUND MAY INVEST. THESE OPTIONS ARE TRADED ON U.S. [OR FOREIGN SECURITIES] EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO HEDGE ITS PORTFOLIO. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies--Investment Policies Applicable to Both Funds--Options on Securities and Securities Indices" in the Statement of Additional Information.


     A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES OR SECURITIES IN THE INDEX SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR

STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or in excess of the exercise price of the option during the period that the option is open.

     A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     THE FUND WILL WRITE ONLY "COVERED" OPTIONS. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or maintains cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked to market daily, with a value sufficient to cover its obligations. See "Investment Objectives and Policies--Other Investments and Policies--Options on Securities and Securities Indices" in the Statement of Additional Information. There is no limitation on the amount of options the Fund may write.

     The Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value.

     The Fund may purchase and sell put and call options on securities indices. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, the Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments generally will not match the composition of the index. See "Investment Objectives and Policies--Investment Policies Applicable to Both Funds--Options on Securities and Securities Indices" and "Taxes" in the Statement of Additional Information.


     FUTURES CONTRACTS AND OPTIONS THEREON

     THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). These futures contracts and related options will be on securities indices. A futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

     The Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

     Futures contracts and related options are generally subject to segregation and coverage requirements of the CFTC or the SEC. If the Fund does not hold the security underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked to market daily, in an amount at least equal to the Fund's obligations with respect to such futures contracts.

     THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index is imperfect and there is a risk that the value of the indices underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

     The Fund's ability to enter into futures contracts and options thereon is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Investment Objectives and Policies" and "Taxes" in the Statement of Additional Information.

     RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

     PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. Risks inherent in the use of options, futures contracts and options on futures contracts include (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time; (4) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes" in the Statement of Additional Information.

     The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if the investment adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                             HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

     THE COMPANY HAS A BOARD OF TRUSTEES WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

     For the fiscal year ended September 30, 1996, total expenses as a percentage of average net assets were .60%.

MANAGER


     PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE COMPANY AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .30 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. It was established as a New York limited liability company in 1996. See "Manager and Subadvisers" in the Statement of Additional Information. Prior to October 30, 1996, the Manager of the Fund was Prudential Institutional Fund Management, Inc. It was compensated for its services at an annual rate of .40 of 1% of the Fund's average daily net assets.

     As of September 30, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.

     Under the Management Agreement with the Company, PMF manages the investment operations of the Fund and also administers the Company's business affairs. See "Manager and Subadvisers" in the Statement of Additional Information.



SUBADVISER

     THE PRUDENTIAL INVESTMENT CORPORATION, 751 BROAD STREET, NEWARK, NEW JERSEY 07102, SERVES AS SUBADVISER TO THE FUND.

     PURSUANT TO A SUBADVISORY AGREEMENT WITH PMF, PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE COMPANY AND IS REIMBURSED FOR ALL REASONABLE COSTS AND EXPENSES INCURRED BY PIC.

     Under the Subadvisory Agreement, PIC, subject to the supervision of PMF, is responsible for managing the assets of the Fund in accordance with its investment objective, investment program and policies. PIC determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund.

     Prudential Diversified Investment Strategies (PDI Strategies), a unit of PIC, is responsible for the day-to-day management of the Fund. PDI Strategies employs a team approach to the management of the Fund.


     PMF and PIC are wholly owned subsidiaries of Prudential, a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


DISTRIBUTOR

     PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY OWNED SUBSIDIARY OF PRUDENTIAL.

     UNDER A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (ALSO THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S SHARES, NONE OF WHICH IS REIMBURSED BY OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

     The Manager (or one of its affiliates) may make payments to dealers and other persons which distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

     Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purposes of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

     In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

     For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

     The Company is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street, an independent custodian, are separate and distinct from PSI.

FEE WAIVERS AND SUBSIDY

     PMF may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and expense subsidies will increase the Fund's total return. See "Performance and Yield Information" in the Statement of Additional Information and "Fund Expenses" above.

PORTFOLIO TRANSACTIONS

     Prudential Securities may act as a broker or futures commission merchant for the Fund provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company.

     Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------
                         HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------

     THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

     Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Trustees. See "Net Asset Value" in the Statement of Additional Information.

     The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See "Net Asset Value" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                       HOW THE FUND CALCULATES PERFORMANCE
--------------------------------------------------------------------------------

     FROM TIME TO TIME THE FUND MAY ADVERTISE ITS TOTAL RETURN (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance and Yield Information" in the Statement of Additional Information. Further performance information will be contained in the Fund's annual and semi-annual reports to shareholders, which will be available without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

--------------------------------------------------------------------------------
                       TAXES, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TAXATION OF THE FUND

     THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS.

     In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

     TAXATION OF SHAREHOLDERS

     All dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains distributed to shareholders will be taxable as such to the shareholder, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income. The maximum long-term capital gains rate for individual shareholders is currently 28% and the maximum tax rate for ordinary income is 39.6%.

     Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.

     WITHHOLDING TAXES

     Under U.S. Treasury Regulations, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

     DIVIDENDS AND DISTRIBUTIONS

     THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND TO MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES AT LEAST ANNUALLY. SEE "HOW THE FUND VALUES ITS SHARES."

     DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV ON THE RECORD DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attn:
Account Maintenance Unit, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

     WHEN THE FUND GOES "EX-DIVIDEND," ITS NAV IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE (WHICH GENERALLY OCCURS FOUR BUSINESS DAYS PRIOR TO THE RECORD DATE), THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS WHEN MAKING YOUR PURCHASES.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

DESCRIPTION OF SHARES

     THE COMPANY WAS ESTABLISHED AS A DELAWARE BUSINESS TRUST ON MAY 11, 1992. THE COMPANY IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE PER SHARE, DIVIDED INTO TWO SERIES OR PORTFOLIOS, THE FUND AND PRUDENTIAL ACTIVE BALANCED FUND. THE FUND OFFERS ONE CLASS OF SHARES. Prudential Active Balanced Fund offers four classes of shares. The Company is permitted to issue and sell multiple classes of shares. In accordance with the Company's Declaration of Trust, the Trustees may authorize the creation of additional series of beneficial interest and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

     The Company's expenses generally are allocated between the Fund and the other series of the Company on the basis of relative net assets at the time of allocation, except that expenses directly attributable to the Fund or the other series of the Company are charged to the Fund or the other series, as the case may be.

     The Trustees may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." The Company's shares do not have cumulative voting rights for the election of Trustees.

     THE COMPANY DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW.THE COMPANY WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS,

INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE COMPANY'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION


     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Company with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


--------------------------------------------------------------------------------
                                SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND

     YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. PARTICIPANTS IN PROGRAMS SPONSORED BY PRUDENTIAL RETIREMENT SERVICES SHOULD CONTACT THEIR CLIENT REPRESENTATIVE FOR MORE INFORMATION ABOUT PURCHASING SHARES OF THE FUND. The offering price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Shares of the Fund are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values its Shares."

     There is no minimum or subsequent initial investment requirement for shares of the Fund. See "Shareholder Services."

     Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

     The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares."

     Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

     Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.



ELIGIBLE PURCHASERS

     Shares of the Fund are available for purchase by (i) investors who purchase $1 million or more of shares (or who already own $1 million of shares of other PMF Funds), including those described under "Benefit Plans" and "PruArray and SmartPath Plans" below; (ii) participants in any fee-based program sponsored by Prudential Securities (or one of its affiliates) which includes mutual funds as investment options and for which the Fund is an available option; and (iii) investors who were, or executed a letter of intent to become, shareholders of any series of the Company on or before one or more series of the Company reorganized or who on that date had investments in certain products for which the Company provided exchangeability.

     In connection with the sale of shares, the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention:
Prudential Dryden Fund, Prudential Stock Index Fund, specifying on the wire the account number assigned by PMFS and your name.


     If you arrange for receipt by State Street of federal funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Dryden Fund, Prudential Stock Index Fund, and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

RIGHTS OF ACCUMULATION



     Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine eligibility. See "Purchase and Redemption of Fund Shares" in the Statement of Additional Information.

     Benefit Plans. Shares of the Fund may be purchased by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), shares may be purchased by participants who are repaying loans made from such plans to the participant.

     PruArray and SmartPath Plans. Shares of the Fund may be purchased by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code that participate in the Prudential's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan); provided that the plan has at least $1 million in existing assets or 250 eligible employees or participants. The term "existing assets" for this purpose includes stock issued by a PruArray or SmartPath Plan sponsor, shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund.

     Other Waivers. In addition, shares of the Fund may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons:
(a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent and
(c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries.

HOW TO SELL YOUR SHARES

     YOU CAN REDEEM SHARES OF THE FUND AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How the Fund Values its Shares."

     IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAMES(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices.

     PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

     PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

     REDEMPTION IN KIND. If the Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Company has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during the 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give any such shareholder 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.

HOW TO EXCHANGE YOUR SHARES

     AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE COMPANY AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. SHAREHOLDERS WHO ARE OTHERWISE ELIGIBLE TO PURCHASE CLASS Z SHARES HAVE THE ABILITY TO EXCHANGE THEIR SHARES OF THE FUND FOR CLASS Z SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. SHAREHOLDERS WHO ARE OTHERWISE ELIGIBLE TO PURCHASE CLASS A SHARES HAVE THE ABILITY TO EXCHANGE THEIR SHARES OF THE FUND FOR CLASS A SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.


     IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     The exchange privilege is available only in states where the exchange may legally be made.

     IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

     IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

     The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of a size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.


     The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days notice to shareholders.


SHAREHOLDER SERVICES

     In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

     o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTION. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

     o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

     o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.



     o REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 (toll-free) or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

     o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at (908) 417-7555 (collect).



     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
                        THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

     Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
          Taxable Bond Funds

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
The BlackRock Government Income Trust

          Tax-exempt Bond Funds

Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate  Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

          Global Funds

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Global Series
  International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.

          Equity Funds

Prudential Allocation Fund
  Balanced  Portfolio
  Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
  Prudential Active Balanced Fund
  Prudential Stock Index Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund

          Money Market Funds

o  Taxable Money Market Funds
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.

o  Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

o  Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

o  Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
--------------------------------------------------------------------------------
                                      A-1

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.



================================================================================

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
FUND HIGHLIGHTS ........................................................    2
 Risk Factors and Special Characteristics ..............................    2
FUND EXPENSES ..........................................................    4
FINANCIAL HIGHLIGHTS ...................................................    5
HOW THE FUND INVESTS ...................................................    6
 Investment Objective and Policies .....................................    6
 Other Investments and Policies ........................................    8
 Hedging and Return Enhancement Strategies .............................    9
 Investment Restrictions ...............................................   11
HOW THE FUND IS MANAGED ................................................   12
 Manager ...............................................................   12
 Subadviser ............................................................   12
 Distributor ...........................................................   12
 Fee Waivers and Subsidy ...............................................   13
 Portfolio Transactions ................................................   14
 Custodian and Transfer and
  Dividend Disbursing Agent ............................................   14
HOW THE FUND VALUES ITS SHARES .........................................   14
HOW THE FUND CALCULATES PERFORMANCE ....................................   15
TAXES, DIVIDENDS AND DISTRIBUTIONS .....................................   15
GENERAL INFORMATION ....................................................   16
 Description of Shares .................................................   16
 Additional Information ................................................   17
SHAREHOLDER GUIDE ......................................................   17
 How to Buy Shares of the Fund .........................................   17
 How to Sell Your Shares ...............................................   19
 How to Exchange Your Shares ...........................................   20
 Shareholder Services ..................................................   20
THE PRUDENTIAL MUTUAL FUND FAMILY ......................................  A-1

================================================================================

MF174A

                              CUSIP No.: 74431F209



PRUDENTIAL
STOCK
INDEX
FUND

                               P R O S P E C T U S

                                October 30, 1996



                             PRUDENTIAL MUTUAL FUNDS
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